EXHIBIT 32.2

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906

of The Sarbanes-Oxley Act of 2002

Not Filed Pursuant to the Securities Exchange Act of 1934

In connection with the Annual Report of Friedman Industries, Incorporated (the “Company”) on Form 10-K for the fiscal year ended March 31, 2019, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Alex LaRue, Chief Financial Officer — Secretary & Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/S/ ALEX LARUE
Chief Financial Officer — Secretary and Treasurer

Dated: July 1, 2019